UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2024

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NCDL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 27, 2024, Nuveen Churchill Direct Lending Corp. (the “Company”), a Maryland corporation, and Nuveen Churchill BDC SPV V, LLC, a Delaware limited liability company (the “Borrower”), entered into a fifth amendment (the “Fifth Amendment”) to the Amended and Restated Loan and Security Agreement, dated as of December 31, 2019 (as amended by the Fifth Amendment, the “Loan and Security Agreement,” and the facility thereunder the “Wells Fargo Financing Facility”), among the Company, as the collateral manager, the Borrower, as borrower, the lenders and issuing banks from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and a lender, and the Company, as equity investor. The Fifth Amendment, among other things, increased the total committed facility amount under the Wells Fargo Financing Facility from $150,000,000 to $225,000,000. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Loan and Security Agreement.

The foregoing description of the Fifth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Fifth Amendment to the Amended and Restated Loan and Security Agreement, dated August 27, 2024, by and among Nuveen Churchill BDC SPV V, LLC, as borrower, Nuveen Churchill Direct Lending Corp., as the collateral manager and equity investor, and Wells Fargo Bank, National Association, as administrative agent and a lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

Date: September 3, 2024	By:	/s/ Kenneth J. Kencel
		Name:	Kenneth J. Kencel
		Title:	Chief Executive Officer and President